FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 7, 2020, by and between EAST WEST BANK (“Bank”) and OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.), a Delaware corporation (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 6, 2016 (as amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of March 17, 2018, that certain Second Amendment to Loan and Security Agreement dated as of May 21, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of March 29, 2019, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.The following definitions hereby are added to Section 1.1 of the Agreement as follows:

“Borrower EBITDA”: means, with respect to Borrower for any fiscal period, an amount equal to earnings from continuing operations for such fiscal period, excluding the total amount of interest paid-in-kind to Borrower (determined on a consolidated basis without duplication in accordance with GAAP), plus (a) Interest Expense, (b) income taxes, (c) depreciation and amortization for such relevant fiscal period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non‑cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one‑time, non‑recurring non‑cash charges consistent with the compliance statements and financial reporting packages provided by Borrower, and (g) any other item Borrower and the Bank mutually deem to be appropriate.

“Interest Coverage” means, with respect to Borrower for any fiscal period, the percentage resulting from dividing (i) Borrower EBITDA for such period, by (ii) total Interest Expense to the extent paid or required to be paid during such period, in each case determined for Borrower.
“Interest Expense” means for any fiscal period of Borrower, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).
2.    Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)    Minimum Net Assets. Net Assets of not less than One Hundred Eighty-Five Million Dollars ($185,000,000), tested on a quarterly basis as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended March 31, 2020.”
3.    New Section 6.7(d) hereby is added to the Agreement to read as follows:
“(d)    “Minimum Interest Coverage. Interest Coverage equal to or greater than one hundred fifty percent (150%), tested on a quarterly basis as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended March 31, 2020.”
4.    Exhibit D (Compliance Certificate) to the Agreement hereby is replaced with Exhibit D attached hereto.
5.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
7.    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of, and after giving effect to, this Amendment, and that no Event of Default has occurred and is continuing.
8.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.
9.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by Borrower;
(b)    a fully earned and non-refundable amendment fee of $10,000 and all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts at Bank; and
(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.)

By: /s/ Chris McKown
Name: Chris McKown
Title: Assistant Treasurer

EAST WEST BANK

By: /s/ Derrick Pan
Name: Derrick Pan
Title: Senior Vice President

[Signature Page to Fourth Amendment to Loan and Security Agreement]

EXHIBIT D
COMPLIANCE CERTIFICATE
TO: EAST WEST BANK

E-mail: privateequityadvances@eastwestbank.com Date:______________________
Copy: Leslie Smith (leslie.smith@eastwestbank.com) Derrick Pan (derrick.pan@eastwestbank.com) Marlon Yasay (marlon.yasay@eastwestbank.com)
FROM: OAKTREE STRATEGIC INCOME CORPORATION

The undersigned authorized officer of OAKTREE STRATEGIC INCOME CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i)  Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof and (iii) all Financed Loans continue to comply with clauses (q) and (r) of the defined term “Eligible Loans” as set forth in the Agreement. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with the internal accounting and valuation policies in effect as of the Closing Date except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Borrowing Base Certificate	With each request for an Advance, and monthly within 45 days		Yes	No

Compliance Certificate	Monthly within 45 days		Yes	No

Borrower Servicer Report	Monthly within 45 days		Yes	No

Quarterly internal portfolio review package	Quarterly within 60 days (other than with respect to Q4), within 120 days of Q4		Yes	No
Notice of material changes to credit policy or risk rating system, or any risk rating changes within Borrower’s portfolio as reflected in the borrower service reports	Immediately upon the occurrence thereof		Yes	No

10-K and 10-Q reports	FYE within 120 days		Yes	No

Borrower’s Financial Covenants (tested quarterly)	Required	Actual	Complies
Minimum Cash at Bank	$750,000	$_________	Yes	No
Minimum Net Assets	$185,000,000	$_________	Yes	No
Minimum Asset Coverage	150%	_________	Yes	No
Minimum Interest Coverage	150%	_________	Yes	No

223389449 v2

Comments Regarding Exceptions: See Attached.		BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE

223389449 v2